EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2014
EARNINGS PER SHARE
NOTE 13:-	EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	Year ended December 31,
	2014	2013	2012
Net income	$659,571	$652,800	$620,000

Weighted average ordinary shares outstanding (in thousands)	188,487	195,647	203,918

Dilutive effect:
Employee stock options and RSUs (in thousands)	3,813	3,840	5,252

Diluted weighted average ordinary shares outstanding (in thousands)	192,300	199,487	209,170

Basic earnings per ordinary share	$3.50	$3.34	$3.04

Diluted earnings per ordinary share	$3.43	$3.27	$2.96